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                                                                 Exhibit 10.20.1

                                                       CA No.: Universal - 99001

                                 FIRST AMENDMENT
                                       TO
                             GTE TELECOM INCORPORATED
                               CAPACITY AGREEMENT

      THIS AMENDMENT is made effective this 7th day of August, 2000 to that certain CAPACITY AGREEMENT entered on August 20, 1999 by and between Genuity Telecom Inc. formerly GTE Telecom Incorporated ("TELECOM" or Party) and Universal Access, Inc. ("CUSTOMER" or Party). (This Capacity Agreement and all subsequent Amendments being referred to collectively herein as the "Agreement".)

                                   WITNESSETH

      WHEREAS, CUSTOMER and TELECOM executed the Agreement dated August 20, 1999 for the provision by TELECOM to CUSTOMER of certain capacity and related ancillary telecommunications services ("Services"); and

      WHEREAS, CUSTOMER AND TELECOM desire to amend the Agreement to incorporate terms, conditions and pricing under which TELECOM will provision Service to CUSTOMER;

      NOW, THEREFORE, for and in consideration of the mutual covenants, and conditions contained in the Agreement and hereinafter contained, CUSTOMER and TELECOM hereby agree to amend the Agreement as follows:

1. Section 3, SERVICE TERM, is amended by deleting subsection (d) in its entirety and adding a new subsection (d) to read as follows:

      (d) Upon the effective date of this First Amendment, CUSTOMER and TELECOM agree to perform an annual review of the rates and charges contained in Exhibit 2 of this Agreement as specified herein. The Parties agree the annual reviews shall occur on or about August 20, 2001; August 20, 2002; August 20, 2003 and August 20, 2004. CUSTOMER and TELECOM agree then-current rates and charges shall continue to remain in effect until both Parties mutually agree to implement new rates and charges ("New Rates and Charges"). CUSTOMER and TELECOM agree New Rates and Charges shall only apply to CDs executed by the Parties following the implementation of the New Rates and Charges. The rates and charges for existing circuits will not change.

2. Section 11, CANCELLATION OF SERVICE, is amended by deleting subsection (c) in its entirety and adding a new subsection (c) to read as follows:

      (c) It is agreed that TELECOM's damages in the event of a cancellation can be difficult or impossible to ascertain. The provision for cancellation charges in this subsection is intended to establish liquidated damages in the event of Service cancellation and is not intended as a penalty. Unless otherwise stated In the CD and specifically agreed to in writing by both Parties, in the event CUSTOMER cancels existing Service prior to the and of the Service Term described in the CD, CUSTOMER shall pay TELECOM an amount equal to the balance of the monthly Service charges that otherwise would have become due for the unexpired portion of the Service Term ("Cancellation Charges/Early Cancellation Charges"). Notwithstanding the foregoing, CUSTOMER may cancel Service (i.e. the interexchange "IXC" portion only, not Local Access) prior to the expiration of the Service Term without incurring Early Cancellation Charges if: (i) such Service has been installed for a minimum period of twelve (12) months following its In Service Date and (ii) CUSTOMER replaces such canceled Service by entering into a new CD for Replacement Services (as defined below), subject to the availability of such Replacement Services. For the purposes of this Section, to qualify as Replacement Services, such Services must:

            (i) be currently available on TELECOM's National Fiber Network or TELECOM's Midwest Fiber Network:

            (ii)  be ordered by entering into a CD for new Services within sixty
                  (60) days of the cancellation;

            (ii) have a Service Term equal to the balance of the unexpired Service Term for the

                              GENUITY CONFIDENTIAL
                  canceled Service; and

            (iv) have a Monthly Recurring Charge equal to or greater than the Monthly Recurring Charge of the canceled Services.

      In the event CUSTOMER fails to order Replacement Services within sixty
      (60) days of its cancellation of existing Service, then Early Cancellation charges shall apply as described above.

3. Exhibit 2 is amended by deleting the exhibit in its entirety and adding new
Exhibit 2 to read as stated in the attached Exhibit 2.

4. All other terms and conditions of the Agreement that are not expressly amended herein shall remain unchanged and remain in full force and effect and are hereby accordingly ratified and confirmed.

      IN WITNESS WHEREOF, the Parties have executed this First Amendment to the Agreement by their duly authorized representatives.

GENUITY TELECOM INC.

By:  /s/ Lu Whanger
   -----------------------------------

Name: Lu Whanger


Title: Vice President/General Manager

Date:
     ---------------------------------

and

By:
   -----------------------------------

Name:
     ---------------------------------

Title: Assistant Secretary

Date:
     ---------------------------------

UNIVERSAL ACCESS, INC.


By: /s/ Robert E. Rainone
   -----------------------------------

Name: /s/ Robert E. Rainone
     ---------------------------------
           Print or Type

Title: COO
      --------------------------------

Date: 8-3-00
     ---------------------------------

                              GENUITY CONFIDENTIAL

                                    EXHIBIT 2
                                RATES AND CHARGES

 1. Minimum Monthly Recurring Charge ("MMRC"): CUSTOMER agrees to maintain a MMRC of $125,000 for the interexchange Service on TELECOM's National Fiber Network and TELECOM's Midwest Fiber Network (i.e. not including Local Access or other charges). The Parties agree the MMRC shall commence with the invoice dated January 1, 2001 and end with the billing month of October 31, 2004
("MMRC Term"). If CUSTOMER fails to satisfy the MMRC during any billing month of the MMRC Term, in addition to all other applicable charges, CUSTOMER shall pay to TELECOM the difference between the MMRC and CUSTOMER's actual monthly recurring charges for the interexchange Service on TELECOM's National Fiber Network and TELECOM's Midwest Fiber Network.

2. Monthly RecurrIng Charges ("MRC"): Upon the effective date of this First Amendment, the following MRC's shall apply only to those Services ordered on the TELECOM National Fiber Network and to CDs fully executed after the execution of this First Amendment, The following MRC's shall remain in effect until revised by both Parties pursuant to the annual review specified in Section 3(d) of this Agreement.

      (a) Billing Level: Between *** per month for Interexchange circuit:

            (i) Private line circuits with a term of twelve (12) months are eligible for the following MRC's:

                  Service Type                          ***              Rate Per DS-0 Mile
                  ------------                       ----------          ------------------
                  DS-3 (DS-O per DS-3 = 672)            ***              *** per DS-0 Mile
                  OC-3 (DS-O per OC-3 = 2016)           ***              *** per DS-0 Mile
                  OC-12 (DS-O per OC-12 = 8064)         ***              *** per DS-0 Mile

            (ii) Private line circuits with a term of thirty-six (36) months are eligible for the following MRC's

                  Service Type                          ***              Rate Per DS-0 Mile
                  ------------                       ----------          ------------------
                  DS-3 (DS-O per DS-3 = 672)            ***              *** per DS-0 Mile
                  OC-3 (DS-O per OC-3 = 2016)           ***              *** per DS-0 Mile
                  OC-12 (DS-0 per OC-12 = 8064)         ***              *** per DS.0 Mile

            (iii) Private line circuits with a term of sixty (60) months are eligible for the following MRC's

                  Service Type                          ***              Rate Per DS-0 Mile
                  ------------                       ----------          ------------------
                  DS-3 (DS-O per DS-3 = 672)            ***              *** per DS-0 Mile
                  OC-3 (DS-O per OC-3 = 2016)           ***              *** per DS-0 Mile
                  OC-12 (DS-0 per OC-12 = 6064)         ***              *** per DS-0 Mile

      (b)   Billing Level: Between *** per month for
            Interexchange circuit:

            (i) Private line circuits with a term of twelve (12) months are eligible for the following MRC's:

                  Service Type                          ***              Rate Per DS-0 Mile
                  ------------                       ----------          ------------------
                  DS-3 (DS-0 per DS-3 = 672)            ***              *** per DS-0 Mile
                  0C-3 (DS-O per 0C-3 = 2016)           ***              *** per DS-0 Mile
                  0C-12 (DS-0 per 0C-12 = 8084)         ***              *** per DS-0 Mile

            (ii) Private line circuits with a term of thirty-six (36) months are eligible for the following MRC's

                  Service Type                           ***             Rate Per DS-0 Mile
                  ------------                       ----------          ------------------
                  DS-3 (DS-0 per DS-3 = 672)             ***             *** per DS-0 Mile
                  OC-3 (DS-0 per OC-3 = 2016)            ***             *** per DS-0 Mile
                  OC-12 (DS-0 per OC-12 = 8064)          ***             *** per DS-0 Mile

            (iii) Private line circuits with a term of sixty (60) months are eligible for the following MRC's

                  Service Type                          ***              Rate Per DS-0 Mile
                  ------------                       ----------          ------------------
                  DS-3 (DS-0 per DS-3 = 672)            ***              *** per DS-0 Mile
                  OC-3 (DS-0 per OC-3 = 2016)           ***              *** per DS-0 Mile
                  OC-12 (DS-0 per OC-12 = 8064)         ***              *** per DS-0 Mile

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                              GENUITY CONFIDENTIAL

      (c) Billing Level: At or in excess of *** per month for interexchange circuit:

            (i) Private line circuits with a term of twelve (12) months are eligible for the following MRC's:

                  Service Type                          ***              Rate Per DS-0 Mile
                  ------------                       ----------          ------------------
                  DS-3 (DS-0 per DS-3 = 672)            ***              *** per DS-0 Mile
                  OC-3 (DS-0 per OC-3 = 2016)           ***              *** per DS-0 Mile
                  OC-12 (DS-O per OC-12 = 8064)         ***              *** per DS-0 Mile

            (ii) Private line circuits with a term of thirty-six (36) months are eligible for the following MRC's

                  Service Type                          ***              Rate Per DS-0 Mile
                  ------------                       ----------          ------------------
                  DS-3 (DS-0 per DS-3 = 672)            ***              *** per DS-0 Mile
                  OC-3 (DS-0 per OC-3 = 2016)           ***              *** per DS-0 Mile
                  OC-12 (DS-O per OC-12 = 8064)         ***              *** per DS-0 Mile

            (iii) Private line circuits with a term of sixty (60) months are eligible for the following MRC's

                  Service Type                          ***              Rate Per DS-0 Mile
                  ------------                       ----------          ------------------
                  DS-3 (DS-0 per DS-3 = 672)            ***                  *** per DS-0 Mile
                  OC-3 (DS-0 per OC-3 = 2016)           ***                  *** per DS-0 Mile
                  OC-12 (DS-0 per OC-12 = 8064)         ***                  *** per DS-0 Mile

            (1) All circuits ordered are subject to a 100 mile minimum and circuits less than 100 miles will be priced as though they are 100 miles in length.

      (d)   Special Conditions:

            i. There will be *** installation charge for interexchange private line circuits ordered.
            ii. Local Access provided by TELECOM for CUSTOMER is not included in determining the MRC billing levels referenced in 2(a) through 2(c) of this Exhibit 2.

3. Individual Case Basis: Any future TELECOM Services and Services other than those ordered on the TELECOM National Fiber Network may be available on an individual case basis under separate pricing, terms and conditions and will not be eligible for the discount structure defined in Section 2 of this Exhibit.

4. Non-Recurring Charges ("NRC"): Upon the effective date of this First Amendment, the following NRC's shall remain in effect until revised by both Parties pursuant to the annual review specified in Section 3(d) of this Agreement. The NRC for additional Services are as follows:

      (a) Move Charge without local access (to different POP at CUSTOMER`s request) *** one time;
      (b) Add Charges (e.g., increasing a circuit from DS-3 to 0C3) at the same POP *** one time;
      (c) Extend the In Service Date for a second time - Cancellation Charges apply
      (d) Move of a local loop - pass through from local loop provider plus *** one time administrative charge;
      (e) On-site technician (subject to availability) - *** per hour during business hours only, two hour minimum plus travel.
      (f)   Other than above - individual case basis

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                              GENUITY CONFIDENTIAL